SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ XX ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                           VISION GROUP OF FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)


                            Federated Investors, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [XX] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

 [  ] Fee paid previously with preliminary proxy materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------





                                 PROXY STATEMENT

                           VISION GROUP OF FUNDS, INC.

                   Vision New York Tax-Free Money Market Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 21, 1998

      A special meeting of the shareholders of Vision New York Tax-Free Money Market Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation"), will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on August 21, 1998, for the following purposes:

1.   To  approve  or  disapprove  a  Subadvisory   Agreement   among  the  Fund,
     Manufacturers and Traders Trust Company ("M&T Bank"), and Federated Investment Counseling;

      2. To approve or disapprove a new Investment Advisory Contract between M&T Bank and the Fund;

      3. To revise the Fund's fundamental restrictions to create greater investment flexibility:

     (a) To approve or disapprove revisions to the Fund's fundamental investment policy on selling short and buying on margin;

            (b) To approve or disapprove revisions to the Fund's fundamental investment policy on issuing senior securities and borrowing money;

            (c) To approve or disapprove revisions to the Fund's fundamental investment policy on pledging securities;

            (d) To approve or disapprove revisions to the Fund's fundamental investment policy on commodities, commodity contracts, or real estate;

            (e) To approve or disapprove revisions to the Fund's fundamental investment policy on underwriting;

            (f) To approve or disapprove revisions to the Fund's fundamental investment policy on diversification of investments; and

            (g) To approve or disapprove revisions to the Fund's fundamental investment policy on concentration of investments.

      4. To reclassify certain of the Fund's fundamental investment policies to non-fundamental investment policies as permitted by recent regulatory changes, and revise them to create greater investment flexibility:

            (a) To revise and to change from a fundamental to a non-fundamental policy the Fund's ability to invest in the securities of other investment companies;

            (b) To revise and to change from fundamental to non-fundamental policies the Fund's ability to invest in illiquid securities and restricted securities;

            (c) To revise and to change certain fundamental investment policies to non-fundamental investment policies regarding: (1) temporary investments; (2) when-issued and delayed delivery transactions;
                (3) credit enhancement; (4) dealing in puts and calls; and (5) purchasing securities to exercise control; and

            (d) To revise and to change from fundamental to non-fundamental the Fund's investment policy on credit guidelines.

      5. To delete fundamental restrictions that are no longer necessary:

               (a) To delete the Fund's fundamental investment policy on investing in new issuers;

            (b) To delete the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Directors of the Corporation; and

            (c) To delete the Fund's fundamental investment policy on voting securities and revenue bonds.

      6. Such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed July 8, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                    By Order of the Board of Directors

                                    Victor R. Siclari
                                    Secretary

July 17, 1998

-------------------------------------------------------------------------------
              PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                            TO AVOID ADDITIONAL EXPENSE.

     You can help the Corporation avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed
Proxy. If you are unable to attend the meeting, please mark, sign, date and return the enclosed Proxy so that the necessary quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.
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23


                           VISION GROUP OF FUNDS, INC.

                   Vision New York Tax-Free Money Market Fund

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010


                                 PROXY STATEMENT


      The enclosed proxy is solicited on behalf of the Board of Directors ("Board" or "Directors") of Vision Group of Funds, Inc. (the "Corporation"). The Corporation was incorporated under the laws of the State of Maryland on February 23, 1988. This proxy statement pertains to only one of the portfolios of the Corporation, the Vision New York Tax-Free Money Market Fund (the "Fund").

      The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the Special Meeting of shareholders to be held on August 21, 1998, at 2:00 p.m. (Eastern time) (the "Special Meeting"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Corporation, Manufacturers and Traders Trust Company (the Corporation's investment adviser) ("M&T Bank"), Federated Shareholder Services Company (the Corporation's transfer agent), or Federated Administrative Services (the Corporation's administrator) or, if necessary, a commercial firm retained for this purpose. Shareholders also may vote by touch tone phone by calling 1-800-690-6903. Please have your proxy ballot in hand, enter your 12-digit control number found on your proxy ballot and follow the simple recorded instructions. In the event that the shareholder signs, dates and returns the proxy ballot, but does not indicate a choice as to the items on the proxy ballot, the proxy attorneys will vote those shares in favor of the proposals. The cost of preparing and mailing the notice of meeting, proxy cards, this proxy statement and any additional proxy materials has been or will be borne by the Fund.

      At its meeting on June 1, 1998, the Board reviewed and approved the proposed Subadvisory Agreement and new Investment Advisory Contract. The Board also separately reviewed and approved the proposed changes to investment policies. All the changes are subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.
      Only shareholders of record of the Fund at the close of business on July 8, 1998, will be entitled to notice of and vote at the Special Meeting. On July 8, 1998, the Fund had 101,519,338 outstanding number of shares of common stock (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. As of July 8, 1998, the following shareholders of record owned 5% or more of the outstanding Shares of the Fund:
Tice & Co., Buffalo, New York, owned approximately 39,513,508 Shares (38.93%); and National Financial Services Co., New York, New York, owned approximately 15,598,339 Shares (15.36%). Shares may be represented in person or by proxy. The Directors propose to mail this proxy statement, the enclosed Notice of meeting and proxy card on or about July 17, 1998.

Quorum and Voting Requirements

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Shares of the Fund will be counted as a single group of Shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the Subadvisory Agreement, Investment Advisory Contract and all of the changes to the Fund's fundamental policies and limitations as described herein. The presence of a quorum for the Fund will be determined by the presence, in person or by proxy, of 50% of its outstanding Shares. The approval by shareholders of the Fund of the Subadvisory Agreement, Investment Advisory Contract and all of the changes to the Fund's fundamental policies and limitations will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of: (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

      The Annual Report for the Fund for the fiscal year ended April 30, 1998, has been previously mailed to shareholders. If you have not received this Report, or would like to receive additional copies, free of charge, please write the Corporation at the address above or call the Corporation at 1-800-836-2211 or in the Buffalo area 635-9368, and it will be sent by first-class mail within three business days.

     1. APPROVAL OR DISAPPROVAL OF A SUBADVISORY AGREEMENT AMONG THE FUND, MANUFACTURERS AND TRADERS TRUST COMPANY, AND FEDERATED INVESTMENT COUNSELING

      Effective July 1, 1998, all money market funds must conduct their investment operations in accordance with recently enacted revisions to Rule 2a-7. The Securities and Exchange Commission ("SEC") amended this rule to address concerns that it had about the ability of investment advisers to manage money market fund investments consistent with their use of the "amortized cost valuation method" of share pricing. Amortized cost valuation is an accounting method used by money market funds to maintain a stable net asset value of $1 per share. Among other things, the SEC revised the rule to address the propriety of investing in newly developed instruments with more potential volatility than other "more traditional" money market instruments. The SEC was concerned because these new instruments were not specifically contemplated or adequately addressed by the existing provisions of the rule and because these instruments had a greater potential to disrupt a money market fund's ability to maintain a stable net asset value. Accordingly, the SEC imposed greater restrictions and compliance requirements on the eligibility of investments in general. The impact is greatest on state tax-exempt money market funds. This impact is further magnified because the imbalance of supply and demand of state (municipal) securities has further impacted the availability of eligible instruments, thereby making it more difficult to find acceptable investments while maintaining competitive returns for shareholders.

      M&T Bank has fully considered the impact that the amendments to Rule 2a-7 will have on its money market fund investment operations. It has determined that the substantial changes to the rule will increase its cost of managing investments, particularly with respect to the Fund. It has considered its available personnel and resources and the need to increase staff and other resources to continue performing its duties as investment adviser to this Fund. It has explored the amount of advisory fee it has been voluntarily waiving on this Fund and whether to reduce or eliminate such voluntary waiver to compensate for the additional compliance and investment costs it anticipates as a result of the revisions to Rule 2a-7. M&T Bank's analysis has resulted in a recommendation to the Corporation's Board to hire Federated Investment Counseling ("FIC") as sub-adviser to the Fund to manage the daily investment and compliance operations for the Fund. M&T Bank would continue in an oversight capacity as investment adviser to the Fund and would remain primarily liable to the Fund for the advisory services performed by M&T Bank and FIC.

      M&T Bank has determined that FIC can provide the necessary investment expertise since it has the necessary staff, resources and economies of scale to manage the Fund's investments in compliance with amended Rule 2a-7 without sacrificing the quality of investment returns. In that regard, Federated has developed FedPortS(TM), an automated trading and front-end compliance system that helps FIC maintain compliance while achieving investment efficiencies.

      There would be no change to the current contractual advisory fee (annual rate of 0.50% of the Fund's average daily net assets) that the Fund is obligated to pay M&T Bank. Instead, out of its fee, M&T Bank would pay a fee to FIC for subadvisory services at an annualized rate of 0.20% on the first $100 million of the Fund's average daily net assets, 0.18% on the next $100 million of the Fund's average daily net assets, and 0.15% on assets over $200 million. A proposed form of the Subadvisory Agreement is attached hereto as "Exhibit A."

      The contractual advisory fee between the Fund and M&T Bank would not change. M&T Bank would reduce its voluntary advisory fee waiver to take into consideration the subadvisory fee it would pay (out of its advisory fee) to FIC in place of the additional costs (noted above) M&T Bank would incur if it were to continue the daily investment functions. Following is a table comparing the Fund's current operating expenses (based on voluntary fee waivers by M&T Bank) and the anticipated Fund operating expenses (assuming reduction of M&T Bank's voluntary fee waivers as a result of hiring FIC as subadviser and adjustment of other Fund expenses).

Comparative Fee Tables
   Every money market fund incurs expenses in conducting operations, managing investments and providing services to shareholders. The "Current" annual operating expenses are for the fiscal year ended April 30, 1998, and the "Proposed" annual operating expenses are estimated based on expenses expected for the fiscal year ending April 30, 1999. The following summary breaks out the Fund's expenses.

Annual Operating Expenses
(As a percentage of average net assets)   ......Current........   Proposed
                                                -------           --------

Management Fee (after waiver)(1)....              0.22%                   0.41%
12b-1 Fee   .........................       None                            None
Other Expenses......................              0.28%                   0.24%
               Shareholder Services Fee(2)            0.00%             0.00%
Total Operating Expenses (after waiver) (3)        0.50%                   0.65%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee by the adviser. The adviser may terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The Fund has no present intention of paying or accruing shareholder servicing fees during the fiscal year ending April 30, 1999. If the Fund were paying or accruing the shareholder servicing fees, it would be able to pay up to 0.25% of the Fund's average daily net assets.

(3) Absent the voluntary waiver of the Management Fee described in Note 1, the Annual Total Operating Expenses were 0.78% (Current) for the year ended April 30, 1998 and are anticipated to be 0.74% (Proposed) for the year ending April 30, 1999.

   The table can help you understand the various costs and expenses that a shareholder in the Fund will bear, either directly or indirectly.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period. The Fund charges no redemption fees.

1 Year..............................            $5                $7
3 Years.............................            $16               $21
5 Years.............................            $28               $36
10 Years............................      $63               $81

   The above example should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

 ......It was represented to the Board that, after adjustment to other expenses and the hiring of FIC as sub-adviser to the Fund, the overall expense ratio was not expected to increase by more than 0.15%. The adjusted expense ratio reflects anticipated changes in expenses and asset levels, the subadvisory fees paid to FIC by M&T Bank out of the advisory fees M&T Bank receives from the Fund, and additional costs that the Fund will incur for money market fund net asset value guaranty policy. This policy has been authorized by the Board and is being made available to the Fund as a result of hiring FIC as subadviser. It is designed to insure the Fund against certain losses that could otherwise impact its ability to maintain a stable $1.00 share value. M&T Bank believes that, notwithstanding this increase, the advisory fee, expense ratio and yield is still competitive with the Fund's peers.

 ......The Board carefully considered all of the above factors when it approved the subadvisory contract described herein and recommended shareholder approval.

                         FEDERATED INVESTMENT COUNSELING

 ......Federated Investment Counseling, a Delaware business trust organized on
April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is an indirect, wholly owned subsidiary of Federated Investors, Inc. ("Federated"). FIC and other subsidiaries of Federated serve as investment advisers to a number of investment companies and private accounts. As of December 31, 1997, Federated's investment advisers managed more than $63.1 billion in assets across 51 money market funds including 22 municipal funds, 18 government funds, and 11 prime funds with assets of approximately $10.9 billion, $35 billion and $17.1 billion, respectively. Since 1988 Federated Management, an affiliate of FIC, has managed New York Municipal Cash Trust, a money market fund
with policies substantially similar to the Fund.      ......Certain other
Federated subsidiaries also provide administrative services to a number of investment companies.

 ......The Executive Officers of FIC are: John B. Fisher,  President;  William D.
Dawson, III, Henry A. Frantzen, and J. Thomas Madden, Executive Vice Presidents;
Joseph  M.  Balestrino,   Drew  J.  Collins,  Jonathan  C.  Conley,  Deborah  A.
Cunningham, Mark E. Durbiano, Sandra L. McInerney, J. Alan Minteer, Susan M. Nason, Mary Jo Ochson, Robert J. Ostrowski, Charles A. Ritter, Senior Vice Presidents; Stephen A. Keen, Secretary; and Thomas R. Donahue, Treasurer. The Trustees of FIC are John F. Donahue, J. Christopher Donahue, John W. McGonigle and Mark D. Olson.

 ......The  business  address of FIC and each of its Officers and Trustees except
for  Mark  D.  Olson,  is  Federated   Investors  Tower,  1001  Liberty  Avenue,
Pittsburgh, Pennsylvania 15222-3779. Mr. Olson's business address is 107 W. Market Street, Georgetown, Delaware 19947.

 ......As of June 18, 1998, FIC is adviser/sub-adviser to 62 private/separate accounts with assets totaling $2.3 billion.

FEDERATED INVESTORS, INC.

 ......Federated is one of the leading investment management companies in the
United States, managing and/or administering more than $120 billion in more than 300 mutual funds and separate accounts as of December 31, 1997. Financial professionals nationwide invest in Federated's equity, international/global, bond and money market mutual fund products on behalf of individual investors and institutions. All of the Class A (voting) shares of Federated are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc. Federated recently completed the initial public offering of Class B non-voting Common Stock, which trades on the New York Stock Exchange under the symbol FII.

 ......Edward C. Gonzales, Vice Chairman of Federated is also an Officer of the
Corporation and beneficially owns as of May 19, 1998, 1,637,826 shares of Federated Investors, Inc. Class B Shares (Non-Voting). The shares owned by Mr. Gonzales may include shares held jointly with his spouse or other family members; shares held by family-owned partnerships or other business organizations; shares held by his spouse and other family members; and/or shares held in trust for one or more family members. Mr. Gonzales disclaims beneficial ownership of shares held by his spouse, other family members and trusts, and by his family-owned partnerships or other business organizations to the extent not owned by him.

     ......THE  BOARD OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  APPROVE THE
SUBADVISORY AGREEMENT WITH FIC

     2. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT BETWEEN M&T BANK AND THE FUND

Current Investment Advisory Contract

 ......On April 25, 1988, the Corporation entered into an investment advisory contract ("Present Contract") with M&T Bank that was approved by shareholders of the Fund on June 1, 1988. See "Exhibit C" to this Proxy Statement.

 ......On June 1, 1998, the Directors approved a revised form of advisory contract between M&T Bank and the Corporation on behalf of the Fund ("New Contract"). See "Exhibit B" to this Proxy Statement. The Present Contract and New Contract are collectively referred to as the "Contracts." The New Contract is substantively similar to the Present Contract but is more reflective of today's regulatory environment. The New Contract is based on the investment advisory contract already in place for the other funds of the Corporation that are not money market funds. The Directors would like the investment advisory contracts for all of the portfolios of the Corporation under substantially the same contract terms. While the contractual advisory fee for the Fund will not change, shareholders are being asked to approve changes to the Present Contract in the form of a New Contract to explicitly allow M&T Bank to hire a sub-adviser to help manage the Fund as well as to update provisions that restrict investment flexibility or are not reflective of common business practices in the mutual fund industry and, therefore, could potentially put the Fund at a competitive disadvantage.

Differences between the Present Contract and New Contract

 ......Under the terms of the Present Contract (Paragraph 3 (a) and (g)), M&T
Bank is not allowed to make loans to any persons for the purpose of purchasing Fund shares or make loans to the Fund. The New Contract deletes these provisions since bank and 1940 Act regulations already govern these types of transactions, and the Fund and M&T Bank desire the flexibility to engage in these transactions if and when regulatorily permitted. However, no changes are currently anticipated to the Fund's operations as a result of this change.

 ......The provisions of Paragraph 3(c) under the Present Contract have been deleted from the New Contract to delete references to Fairfield Group, Inc., the Fund's initial distributor and administrator, and to clarify that the Fund and M&T Bank may engage in affiliated transactions; however, any such transactions must comply with exemptions under the 1940 Act. Paragraph 3(c) of the Present Contract also contains language relating to the ability of the adviser to place portfolio trades, and the factors that can be considered in selecting broker/dealers to execute trades. This language has been deleted to give the Board, the Fund and its investment advisers the flexibility to modify such policies to react to regulatory changes without the expense and delay of a shareholder meeting. In addition, this information already is disclosed in the Fund's registration statement.

 ......The provisions of Paragraph 3(e) of the Present Contract regarding confidentiality of Fund records have been deleted from the New Contract as no longer necessary because banking and securities laws already dictate that certain information must be kept confidential.

 ......The provisions of Paragraph 3(f) of the Present Contract regarding M&T
Bank maintaining its policies and practices independent of its Commercial Department have been deleted under the New Contract since they are not required to be contractual provisions and since they already are disclosed in the Fund's registration statement.

 ......The second paragraph of Paragraph 7 of the Present Contract regarding state expense limitations was deleted from the New Contract because of the federal preemption of this state imposed-restriction under the National Securities Markets Improvement Act of 1996 ("NSMIA"). In that regard, the Fund has historically maintained its expenses well below the state expense cap that previously existed.

 ......The provision in Paragraph 10 of the Present Contract requiring shareholder approval of any amendment was deleted from the New Contract to allow certain minor changes to be made by the Directors without shareholder approval if and when permitted by the 1940 Act.

 ......The renewal and termination provisions of the Present Contract (Paragraph
9) and New Contract (Paragraphs 7 and 8) differ slightly in that the New Contract does not contemplate annual shareholder approval in place of Board approval, and allows M&T Bank to terminate the Contract on 60 days' written notice prior to the Contract's anniversary date, rather than at any time. This helps assure the continuity of Fund management during the year.

New Provisions in the New Contract

 ......The New Contract explicitly provides that M&T Bank may employ or contract with such other person, persons, corporation, or corporations (including a sub-adviser) at its own expense as it shall determine in order to assist it in carrying out the contract, subject to any approval required under the 1940 Act (Paragraph 9). This is implicitly, though not explicitly, contemplated by the Present Contract. Notwithstanding the foregoing, M&T Bank shall be liable to the Corporation for the acts and omission of any sub-investment adviser to the extent that such sub-investment adviser is liable to M&T Bank for such acts or omissions under any sub-advisory agreement.

 ......The New Contract contains new language that codifies in Paragraph 12 the obligation of the Adviser to obtain the required regulatory review and approval of Fund sales literature before use. The New Contract also clarifies in Paragraph 13 that M&T Bank holds the proprietary and licensing rights to the use of the term "Vision" by the Fund, such as in the Fund's name.

                                    M&T BANK

 ......M&T Bank is the principal banking subsidiary of M&T Bank Corp. (formerly,
First Empire State Corporation), a $14 billion bank holding company, as of December 31, 1997, headquartered in Buffalo, New York. M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State. As of December 31, 1997, M&T Bank has 177 offices throughout New York State and an office in Nassau, The Bahamas. The Fund's investments are managed through the Trust & Investment Services Division of M&T Bank. As of December 31, 1997, M&T Bank had $4 billion in assets under management for which it has investment discretion (which includes employee benefits, personal trusts, estates, agencies and other accounts). M&T Bank has served as investment adviser to various funds of the Corporation since 1988. As of December 31, 1997, M&T Bank managed over $1.2 billion in net assets of the Corporation's money market funds.

 ......For the services M&T Bank provides and the expenses it assumes as investment adviser, M&T Bank is entitled to receive a fee from the Fund equal to an annual rate of 0.50% of the Fund's average net assets. This fee is computed daily and paid monthly. M&T Bank has agreed to pay all expenses it incurs in connection with its advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Fund. M&T Bank has been voluntarily waiving part of its investment advisory fee.

    The principal executive Officers and the Directors of M&T Bank are set forth in the following tables. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with M&T Bank.




                                                      Other Substantial
                                Position with         Business, Profession,
     Name                       the Adviser           Vocation or Employment

William F. Allyn                Director            President, Welch Allyn, Inc.
P.O. Box 50
Skaneateles Falls, NY  13153-0050

Brent D. Baird                  Director              Private Investor
1350 One M&T Plaza
Buffalo, NY  14203-2396

Robert J. Bennett               Director and          Chairman, M&T Bank
P.O. Box 4983                   Executive Officer     Corporation and Vice
Syracuse, NY  13221-4983                              Chairman, M&T Bank

C. Angela Bontempo              Director              President, Bontempo &
207 Commerce Drive                                    Associates, LLC
Amherst, NY  14228-2302

Robert T. Brady                 Director              Chairman, President and
East Aurora, NY  14052-0018                           Chief Executive Officer,
                                                      Moog Inc.

Emerson L. Brumback             Executive Officer     Executive Vice President,
One M&T Plaza, 19th Floor                             M&T Bank Corporation and
Buffalo, NY  14203-2396                               M&T Bank

Atwood Collins, III             Executive Officer     Executive Vice President, and
350 Park Avenue                                       President and Chief Executive 6th Floor
New York, NY  10022-6022                              Officer, New York City Division
                                                      of Manufacturers and Traders
                                                      Trust Company; and Executive
                                                      Vice President, M&T Bank
                                                      Corporation

Mark J. Czarnecki               Executive Officer     Executive Vice President,
One M&T Plaza                                         Manufacturers and
9th Floor                                             Traders Trust Company
Buffalo, NY  14203-2399

Richard E. Garman               Director              President and Chief
2544 Clinton Street                                   Executive Officer,
Buffalo, NY  14224-1092                               A.B.C. Paving Co., Inc.
                                                      and Buffalo Crushed
                                                      Stone, Inc.

James V. Glynn                  Director              President,
151 Buffalo Avenue                                    Maid of the Mist
Suite 204                                             Corporation
Niagara Falls, NY  14303-1288


Brian E. Hickey                 Executive Officer     Executive Vice President
255 East Avenue                                       and President, Rochester
3rd Floor                                             Division-Manufacturers
Rochester, NY  14604-2624                             and Traders Trust Company;
                                                      and Executive Vice President,
                                                      M&T Bank Corporation

Patrick W.E. Hodgson            Director              President, Cinnamon
60 Bedford Road                                       Investments Limited
2nd Floor
Toronto, Ontario
Canada  M5R2K2

James L. Hoffman                Executive Officer     Executive Vice President
700 Corporate Blvd.                                   and President, Hudson
Suite 701                                             Valley Division-Manufacturers
Newburgh, NY  12550-6046                              and Traders Trust Company; and
                                                      Executive Vice President, M&T
                                                      Bank Corporation

Samuel T. Hubbard, Jr.          Director              President & Chief Executive
1059 West Ridge Road                                  Officer, The Alling & Cory
Rochester, NY  14615-2731                             Company

Robert J. Irwin                 Advisory Director     Chairman and Chief Executive
Ellicott Station                                      Officer, ASA Limited
P.O. Box 1210
Buffalo, NY  14205-1210

Russell A. King                 Director              Retired Partner and Chief
4910 Red Pine Road                                    Executive Officer, King &
Manlius, NY  13104-1314                               King Architects, Inc.

Adam C. Kugler                  Executive Officer     Executive Vice President and
350 Park Avenue                                       Treasurer, M&T Bank
6th Floor                                             Corporation and M&T Bank
New York, NY  10022-6022

Wilfred J. Larson               Director              Retired President and
200 Bahia Point                                       Chief Executive Officer,
Naples, FL 34103-4368                                 Westwood-Squibb
                                                      Pharmaceuticals Inc.

Peter J. O'Donnell, Jr.         Director              President, Pine Tree
675 Highland Avenue                                   Management Corporation
Clark Green, PA 18411-2502

Jorge G. Pereira                Director              Vice Chairman of the
350 Park Avenue                                       Board, M&T Bank
6th Floor                                             Corporation and
New York, NY  10022-6022                              Manufacturers and
                                                      Traders Trust Company

John L. Pett                    Executive Officer     Executive Vice President
One Fountain Plaza                                    and Chief Credit Officer,
9th Floor                                             Manufacturers and
Buffalo, NY  14203-1495                               Traders Trust Company and
                                                      M&T Bank Corporation


Michael P. Pinto                Executive Officer     Executive Vice President
One M&T Plaza                                         and Chief Financial
19th Floor                                            Officer, Manufacturers
Buffalo, NY  14203-2399                               and Traders Trust
                                                      Company and M&T Bank
                                                      Corporation

Melinda R. Rich                 Director              President,
P.O. Box 245                                          Rich Entertainment
Buffalo, NY  14240-0245                               Group





Robert E. Sadler, Jr.           Director and          President, Manufacturers
One M&T Plaza                   Executive Officer     and Traders Trust
19th Floor                                            Company and
Buffalo, NY  14203-2399                               Executive Vice President,
                                                      M&T Bank
                                                      Corporation

John L. Vensel                  Director              Chairman and Chief Executive
P.O. Box 977                                          Officer, Crucible Materials
Syracuse, NY 13201-0977                               Corporation

Herbert L. Washington           Director              President,
3280 Monroe Avenue                                    H.L.W. Fast Track, Inc.
Rochester, NY  14618-4608

John L. Wehle, Jr.              Director              Chairman of the
445 St. Paul Street                                   Board, President and
Rochester, NY  14605-1775                             Chief Executive
                                                      Officer, Genessee
                                                      Corporation

Robert G. Wilmers               Director and          President and Chief
One M&T Plaza                   Executive Officer     Executive Officer,
19th Floor                                            M&T Bank Corporation;
Buffalo, NY  14203-2399                               and Chairman of the Board
                                                      and Chief Executive Officer,
                                                      Manufacturers and Traders
                                                      Trust Company



     M&T Bank also acts as investment adviser to the other portfolios of the Corporation. For the fiscal year ended April 30, 1998, M&T Bank received the following investment advisory fees from the money market funds of the Corporation. The approximate net assets (in millions) of the funds are as of June 25, 1998:




Fund Name                                    Advisory Fee  Fee Paid    Fee Waived  Net Assets
Vision New York Tax-Free Money Market Fund    0.50%           $389,766    $218,264    $99.3
Vision Money Market Fund      ......          0.50%           $3,158,235  $336,623    $734.6
Vision Treasury Money Market Fund...          0.50%           $2,304,815  $379,597    $453.9

      As of July 8, 1998, Officers and Directors of the Corporation owned less than 1% of the Fund's outstanding shares.

      For the fiscal year ended April 30, 1998, the Fund paid no commissions on brokerage transactions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW ADVISORY CONTRACT WITH M&T BANK

                APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the 1940 Act") requires investment companies such as the Fund to adopt certain investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Fund's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders for their approval, the deletion, amendment, and/or reclassification of certain of the Fund's fundamental policies. These changes are being requested since a shareholder meeting must be called to approve FIC as sub-adviser, and the opportunity to address these revisions could also be made at this time.

      The proposed revisions would:

     (i)  simplify  and   modernize   the  policies  that  are  required  to  be
          fundamental by the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

    (iii) delete those fundamental policies which are no longer required by the securities laws of individual states as a result of NSMIA. NSMIA is a federal law that preempted state regulation of mutual fund operations.

      By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delay associated with holding multiple shareholder meetings in the future to change fundamental policies that adversely impact the investment adviser's flexibility to manage the Fund competitively. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes as current limitations are unnecessarily restrictive.

      The Board is proposing the following investment policy revisions to permit any investment in securities, as long as such investment is consistent with the Fund's investment objective and meets the standards of Rule 2a-7. These changes are not expected to have any substantive impact on the daily management of the Fund except to allow limited investments in other investment companies (Proposal
10), greater investments in restricted securities that are considered to have a liquid trading market (Proposal 11), and investments in securities that meet the top two (2) ratings criteria of Rule 2a-7 (Proposal 13).

      In the event that the shareholders do not approve each of the revisions to the fundamental investment policies listed below, such investment limitation(s) will remain as presently stated in the Prospectus and /or Statement of Additional Information.

     3.   TO  APPROVE  OR  DISAPPROVE   REVISIONS  TO  THE  FUND'S   FUNDAMENTAL
          INVESTMENT POLICY ON SELLING SHORT AND BUYING ON MARGIN

      The current fundamental investment limitation on Selling Short and Buying on Margin reads:

      "Selling Short and Buying on Margin
      The Fund will not sell any securities short or purchase any securities on margin, or participate on a joint or joint and several basis in any securities trading account."

      Since the 1940 Act already prohibits joint securities trading accounts unless the SEC otherwise permits by rule, regulation or exemption that addresses certain legislative and policy concerns, the Board is proposing amending the investment limitation to delete the prohibition on joint securities trading accounts. The investment limitation also will be revised to clarify that short-term credits to clear trades are permissible. The revised limitation will read:

      "Selling Short and Buying on Margin
      The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     4. TO APPROVE OR DISAPPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

      The current investment limitations on Issuing Senior Securities and Borrowing Money read as follows:

      "Issuing Senior Securities
      The Fund will not issue senior securities."

      "Borrowing Money
      The Fund may not borrow money or issue senior senior securities, except under certain circumstances, the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. The Fund may not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding. The Fund does not anticipate entering into reverse repurchase agreements in excess of 5% of its net
      assets."     The prohibition on senior securities may be interpreted as prohibiting borrowing. The 5% and 10% limits are unnecessarily restrictive and need not be included as part of the fundamental Borrowing Money limitation above. Therefore, the Board is recommending the combination of the Issuing Senior Securities and Borrowing Money investment limitations to clarify that the prohibition on issuing senior securities does not prohibit borrowing and the Board is establishing a separate, non-fundamental operating policy which will continue to restrict the Fund's ability to borrow beyond what is permitted by the fundamental investment limitation on borrowing. The amended fundamental investment limitation will read as follows:

      "Issuing Senior Securities and Borrowing Money
      The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The separate, non-fundamental investment policy will read:

      The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio assets is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     5. TO APPROVE OR DISAPPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON PLEDGING SECURITIES

      The current investment limitation on Pledging Securities reads:

      "Pledging Securities
      The Fund will not mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding."

      The Board recommends the revision and deletion of the 10% limit and prohibition on additional purchases in this fundamental policy since the Fund's borrowing policy will be amended to limit borrowing for temporary purposes. The amended investment limitation will read as follows:

      "Pledging Securities
      The Fund will not mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     6. TO APPROVE OR DISAPPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON COMMODITIES, COMMODITY CONTRACTS, OR REAL ESTATE

      The Directors are recommending that the Fund's current investment policy regarding investment in oil, gas, and minerals be revised by deleting the restriction on investing in oil, gas, or mineral exploration or development programs, since this language was state-imposed and has been pre-empted by NSMIA. The Fund's ability to invest in these types of programs is already prohibited by Rule 2a-7, so this will have no impact on the Fund's investment approach. The current limitation reads:

      "Investing in Commodities, Commodity Contracts, or Real Estate The Fund will not invest in commodities, commodity contracts (including futures contracts), real estate, oil, gas, or mineral exploration or development programs, except that it may purchase marketable securities of companies engaged in such activities."

      The Board recommends that it be replaced with the following separate investment limitations:

      "Investing in Commodities
      The Fund will not invest in commodities, commodity contracts or commodity futures contracts. "

      "Investing in Real Estate
      The Fund will not purchase or sell real estate although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     7. TO APPROVE OR DISAPPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON UNDERWRITING

      The Directors are recommending that the Fund's current investment policy regarding underwriting be revised to clarify the intent and scope of the limitation as permitting the sale of securities the Fund is permitted to purchase. The current policy reads as follows:

      "Underwriting
      The Fund will not engage in underwriting securities issued by others."

It would be revised as follows:

      "Underwriting
      The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     8. TO APPROVE OR DISAPPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON DIVERSIFICATION OF INVESTMENTS

      The Fund's current fundamental investment policy on diversification of its investments is as follows:

      "Diversification of Investments
      The Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

             The Directors propose to revise the Fund's current diversification policy to add the reference "securities of other investment companies" to parallel statutory requirements of a "diversified" fund. The revised policy will read as follows:

      "Diversification of Investments
      The Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

      The change will have no substantive effect on the Fund's operations since the Fund must comply with the diversification requirements of Rule 2a-7. When the SEC amended Rule 2a-7 under the 1940 Act in 1996, the amendments established specific diversification requirements for money market funds which are more restrictive than, and supersede, the Fund's current policies. The 1998 amendments to Rule 2a-7 imposed further diversification restrictions on the Fund. Since the Fund is a money market fund which relies on amortized cost valuation of its portfolio securities to attempt to maintain a $1.00 net asset value, it has complied with the Rule 2a-7 diversification requirements since its adoption and intends to continue to comply with them.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     9. TO APPROVE OR DISAPPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

      The Fund's current fundamental investment policy on concentration of investments is as follows:

      "Concentration of Investments
      The Fund will not invest more than 25% of the value of its total assets in issuers of the same industry.

      The Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments (i.e., repurchase agreements)."

      The investment policy will be revised to exclude investment companies from the 25% limit on issuers in the same industry and will read as follows:

      "Concentration of Investments
      The Fund will not invest more than 25% of the value of its total assets in issuers of the same industry, except that it may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings association and bankers' acceptances), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by these money market instruments (i.e., repurchase agreements), or in securities of other investment companies."

      As noted in the next Proposal 10, this change is desired to give the Fund the flexibility to invest in other money market funds when appropriate for cash management purposes. However, the Fund has no intent to concentrate in other investment companies.
               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     10. TO AMEND AND TO CHANGE  FROM A  FUNDAMENTAL  TO A  NON-FUNDAMENTAL  (OR
OPERATING) POLICY THE FUND'S ABILITY TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund currently has a fundamental investment policy prohibiting investment in the securities issued by any other investment company, except as part of a merger, consolidation, reorganization or acquisition of assets. This prohibition unnecessarily limits the Fund's investments in other mutual funds.

      Amending this policy would expand the investment opportunities available to the Fund, particularly by allowing the Fund to invest temporary cash reserves in shares of other money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to a non-fundamental (or operating) policy, the Directors believe that maximum flexibility will be afforded to the Fund to amend the policy as appropriate in the future to reflect regulatory changes without the burden and delay to the Fund and its shareholders of holding a special meeting.

      The money market funds in which the Fund may invest pay an advisory fee. However, the investment adviser and the Directors believe that the benefits derived from having the cash invested outweigh any reduction in the amount earned as a result of such a fee. The ability to purchase shares of money market funds would be beneficial because it would provide the Fund investment opportunities late in each business day, when opportunities to acquire acceptable money market instruments are limited. Otherwise, the Fund could be forced to leave some of its cash uninvested resulting in little or no investment income.

      Under an SEC exemption, the Fund is permitted to invest in affiliated money market funds, subject to certain SEC imposed conditions. If shareholders approve the proposed changes in the fundamental policy, then the Fund would reserve the right to invest in affiliated money market funds for cash management purposes.

      If shareholders approve this item, the new operating policy will read and be disclosed as follows in (a) the Prospectus and (b) the Statement of Additional Information:

      (a) "Investing in Securities of Other Investment Companies

      The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses."

      (b) "Investing in Securities of Other Investment Companies

      The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash."

      If shareholders do not approve the operating policy change on investing in securities of other investment companies, the Fund will continue not to invest in the securities of other investment companies, except as part of a merger, consolidation, reorganization or acquisition of assets.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     11. TO AMEND AND TO CHANGE FROM FUNDAMENTAL TO NON-FUNDAMENTAL POLICIES THE FUND'S ABILITY TO INVEST IN ILLIQUID SECURITIES AND RESTRICTED SECURITIES

      Investment companies, such as the Fund, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. The SEC has taken the position that money market funds, such as the Fund, must have 90% of their portfolios in liquid securities in order to ensure that redemptions can be honored within the necessary time frame.

      The Fund's policy on illiquid securities currently reads:

      "The Fund may not enter into repurchase agreements providing for settlement more than seven days after notice, if such an investment, together with any other illiquid securities in the Fund, exceeds 10% of the Fund's net assets."

      When the Fund's policy was adopted, it was classified as fundamental although there was no requirement to do so. A few years ago, the SEC changed its position regarding mutual fund liquidity requirements, allowing non-money market funds and money market funds to invest in illiquid securities up to 15% and 10% of net assets, respectively. There is no indication that the Commission intends to change its position regarding liquidity, but should it do so, the Directors believe they should have the flexibility to make such a change immediately, without having to incur the delay and expense of a shareholder meeting.

      As required by its current policy, the Fund will continue to limit its investments in illiquid securities to 10% of net assets. If there are future regulatory changes, the Directors will determine whether it is in the best interest of shareholders, and in keeping with the Fund's investment objective, to permit the Fund to invest a higher percentage of its assets in illiquid securities.

      The Fund's current policy on restricted securities reads as follows:

     "The Fund will not invest in securities subject to certain legal or contractual restrictions."

      This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. It is important to note that due to regulatory and market trading changes, many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

      Certain state securities regulators previously required mutual funds to have (in addition to an illiquid securities policy) a separate fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Futhermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to establish specific guidelines for determining when a restricted security may be deemed liquid. The Directors may delegate this determination to the investment adviser provided the adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

      The Fund's current policy prevents the Fund from acquiring any restricted security even if it may be viewed by the adviser as liquid. The Fund is proposing to eliminate the prohibition on acquiring restricted securities and create a new policy which incorporates the ability to invest in restricted securities into its illiquid policy so that there is one, non-fundamental illiquid investment limitation. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity. The Fund's operating policy on investing in restricted and illiquid securities will read and be disclosed as follows in (a) the Prospectus and (b) the Statement of Additional Information:

      (a) "Restricted and Illiquid Securities
      The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase together with other illiquid securities (including repurchase agreements providing for settlement in more than seven days after notice) to 10% of its net assets."

      (b) "Restricted and Illiquid Securities

      The ability of the Directors to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Directors consider the following criteria in determining the liquidity of certain restricted securities:

      o     the frequency of trades and quotes for the security;
      o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
      o     dealer undertakings to make a market in the security; and
      o the nature of the security and the nature of the marketplace trades. Investing in Restricted and Illiquid Securities

      The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, and restricted securities that have not been determined to be liquid under criteria established by the Corporation's Directors."

      Accordingly, if a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of the Fund's net assets.

      If shareholders do not approve the removal of the policy on restricted securities, the Fund will continue to be prohibited from investing in securities subject to legal or contractual restrictions, and thereby be at a competitive disadvantage to its peers.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     12.  TO  APPROVE  OR  DISAPPROVE   RECLASSIFYING   CERTAIN  OF  THE  FUND'S
FUNDAMENTAL INVESTMENT POLICIES TO NON-FUNDAMENTAL INVESTMENT POLICIES

      After considering the factors described below, the Directors have unanimously approved, subject to shareholder approval, that the following fundamental investment policies (which are described in the Fund's prospectus and SAI on the identified pages) be reclassified from fundamental to non-fundamental policies. No other changes are being made to these policies.

                                                Prospectus           SAI
                                                   Page No.      Page No.
(a) temporary investments                          15              2
(b) when-issued and delayed delivery transactions  17              3
(c) credit enhancement                             18              3
(d) dealing in puts and calls                      - -             6
(e) purchasing securities to exercise control      - -             6

      Fundamental policies may be changed by the Directors only with shareholder approval while non-fundamental investment policies may be changed by the Directors without shareholder approval. Aside from reclassifying the policies, no change to the language or substance of the policies will or are expected to be made.
      These proposed reclassifications will provide the Fund with greater flexibility in responding to market, economic and regulatory developments without the necessity of seeking further shareholder approval that would entail the cost to the Fund of preparing, printing, and mailing proxies. Shareholders are required to vote on each change as a separate item. If you would like another copy of the prospectus and/or SAI, please call the Corporation at 1-800-836-2211 or in the Buffalo area 635-9368.
      In the event that the shareholders do not approve the reclassification of any of these fundamental investment policies, such investment policies will remain fundamental and unchanged.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     13. TO AMEND AND TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON CREDIT GUIDELINES TO A NON-FUNDAMENTAL POLICY

      The Fund's current fundamental investment policy on credit guidelines is as follows:

      "Credit Guidelines
      The Fund invests only in municipal securities that are determined by M&T Bank, the Fund's investment adviser, to present minimal credit risks and that are considered to be of "high quality," as defined below, at the time of purchase. This includes securities that are: o rated within the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa) or Standard & Poor's ("S&P") (AAA or AA), in the cases of bonds;

      o  rated SP-1 by S&P or MIG-1 by Moody's, in the case of notes;

      o rated VMIG-1 by Moody's, in the case of variable rate municipal securities;

      o rated A-1 or higher by S&P or Prime-1 by Moody's, in the case of tax-exempt commercial paper; and

      o securities that are not rated at the time of purchase but that are determined to be of comparable quality to the above ratings by M&T Bank. M&T Bank uses guidelines approved by the Corporation's Board of Directors to make these quality determination.

      The Board recommends deleting the above fundamental credit guidelines policy and replacing it with a non-fundamental policy to comply with recently amended Rule 2a-7. The investment policy will read as follows:

      "The Fund will invest only in municipal securities that qualify as "Eligible Securities" as defined by rule 2a-7 under the Investment Company Act of 1940."

      This will allow the Fund to invest in securities that are rated in the top two (2) categories, and not necessarily just the top category, provided Rule 2a-7 otherwise permits.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL
                        DELETION OF CERTAIN OF THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

      The Directors have determined that certain of the current fundamental investment policies are no longer necessary and should be deleted. Until NSMIA, the securities laws of several states had prohibited an investment company whose shares would be sold in those states from investing in certain securities. As a consequence of those restrictions, the Fund adopted as fundamental the investment policies described below. Since these prohibitions are no longer required under state law, the management of the Fund has recommended, and the Directors have determined, that these policies should be deleted. The deletion of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of permitted investments, provided they are consistent with the Fund's investment objective and policies and amended Rule 2a-7. If the removal of any policy is not approved by shareholders, then that policy will remain in effect as currently disclosed.

            14. TO DELETE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
                  INVESTING IN NEW ISSUERS (UNSEASONED ISSUERS)

      The Directors have determined that the Fund's current policy on investment in new issuers is no longer necessary. New issuers are those issuers that are considered "unseasoned" because they have been in operation for less than three years. Therefore, the Directors are recommending that the following policy be deleted:

      "The Fund will not invest more than 10% of the value of its total assets in securities of issuers which have records of less than three years of continuous operation, including the operation of any predecessor."

      If approved, the Fund will be able to invest in unseasoned companies without limit subject to the credit evaluation and quality requirements of Rule 2a-7.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     15. TO DELETE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE CORPORATION

      The Directors have determined that the Fund's current policy on investment in issuers whose securities are owned by Officers and Directors of the Corporation is no longer necessary and are recommending that it be removed by deleting the following:

      "The Fund will not purchase or retain in its portfolio securities issued by any issuer if the Officers or Directors of the Corporation or the Fund's investment owning beneficially more than one-half of 1% of the issuer's securities together own beneficially more than 5% of such securities."

      If approved, the Fund will be able to invest in issuers without regard to whether the Officers or Directors of the Fund or its adviser own any securities of those issuers. However, because of the types of securities purchased by the Fund, it is highly unlikely that the Fund will purchase securities of any issuers whose securities are owned in material amounts by Officers or Directors of the Fund or its adviser.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

            16. TO DELETE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
                       COMMON STOCKS AND VOTING SECURITIES

      The Directors have determined that the Fund's current policy on common stocks and voting securities is unnecessary since most municipal money market instruments do not carry voting rights and are not common stock. Therefore, the Directors are recommending that the following policy be deleted:

     "The Fund will not buy common stocks or voting securities of state, municipal or industrial revenue bond issuers."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


INFORMATION ABOUT THE FUND'S SERVICE PROVIDERS

      The Fund's investment adviser is Manufacturers and Traders Trust Company, One M&T Plaza, Buffalo, New York 14240. Federated Securities Corp. ("FSC") is the principal distributor for shares of the Fund. Federated Services Company is the Corporation's fund accountant and Federated Shareholder Services Company is the Corporation's transfer agent. Under contract with Federated Services Company, Federated Administrative Services ("FAS") is the Fund's administrator. FAS, FSC, Federated Services Company and Federated Shareholder Services Company are affiliates of FIC and indirect, wholly owned subsidiaries of Federated Investors, Inc. and all share the address of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

      For services provided to the Fund for the period May 1, 1997 through November 30, 1997, Federated Services Company received fees in the amount of $23,517, Federated Shareholder Services Company received fees in the amount of $14,081, and FAS received fees in the amount of $44,109. From the period December 1, 1997 through April 30, 1998, Federated Shareholder Services Company, Federated Services Company and FAS received fees in the aggregate in the amount of $47,089.

            If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                              ......      By Order of the Board of Directors


                              ......      Victor R. Siclari
                              ......      Secretary

July 17, 1998


CUSIP 92830F208
G01265-04(7/98)

                                                      EXHIBIT A


                     PROPOSED FORM OF SUBADVISORY AGREEMENT


      This Subadvisory Agreement (this "Agreement") is entered into as of the 1st day of September, 1998, by and among the Vision Group of Funds, Inc., a Maryland corporation (the "Company"), Manufacturers and Traders Trust Company, a New York bank and trust company (the "Adviser"), and Federated Investment Counseling, a Delaware business trust ("FIC").

                                                                      RECITALS:

A. The Company and the Adviser have entered into an advisory agreement dated August ___, 1998 (the "Advisory Agreement"), pursuant to which the Adviser provides portfolio management services to, among others, the portfolio series of the Company set forth on Schedule 1 to this Agreement (each a "Fund" and collectively the "Funds");

B. The Advisory Agreement contemplates that the Adviser may fulfill its portfolio management responsibilities under the Advisory Agreement by engaging one or more subadvisers; and

C. The Adviser and the Board of Directors (the "Board") of the Company desire to retain FIC to render portfolio management services in the manner and on the terms set forth in this Agreement.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Company, the Adviser and FIC agree as follows:

SECTION 1.        APPOINTMENT OF SUBADVISER.

      The Adviser hereby appoints FIC as subadviser for each Fund. The Adviser authorizes FIC, in its discretion and without prior consultation with the Adviser, to invest and manage each Fund's portfolio of Securities according to such Fund's stated investment objective to the fullest extent permitted by:

      (a) the Fund's investment policies, limitations, procedures and guidelines set forth in the documents listed on Schedules 2 and 3 to this Agreement;

      (b) any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FIC;

      (c) the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder applicable to the Fund, including rule 2a-7 promulgated thereunder ("Rule 2a-7"); and

      (d) the provisions of Subchapter M of the Internal Revenue Code applicable to "regulated investment companies."

For purposes of this Agreement, "Securities" include all investments and investment techniques permitted under the foregoing policies, limitations, procedures, guidelines, laws or regulations. Subject to the supervision of the Adviser and the Board, FIC shall determine the structure and composition of the Fund's portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to, the Securities comprising the portfolio.

SECTION 2         REPRESENTATIONS AND WARRANTIES.

      SECTION 2.1.      REPRESENTATIONS AND WARRANTIES OF FIC

      FIC represents and warrants to Adviser as follows:

      (a) FIC is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

      (b) This Agreement constitutes the legal, valid, and binding obligation of FIC, enforceable against FIC in accordance with its terms. FIC has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

      (c) Neither the execution and delivery of this Agreement by FIC nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

            (i)  any provision of FIC's Declaration of Trust or By-Laws;

            (ii) any resolution adopted by the board of Trustees or the shareholders of FIC;

            (iii) any law, regulation or administrative or court order to which
                  FIC may be subject; or

            (iv) any contract to which FIC is a party or by which FIC may be bound.

      FIC is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

      (d) FIC is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

     (e) FIC has furnished to the Adviser true and complete copies of all the documents listed on Schedule 3 to this Agreement.

      SECTION 2.2.      REPRESENTATIONS AND WARRANTIES OF THE ADVISER

      The Adviser represents and warrants to FIC as follows:

     (a) The Adviser is a bank and trust company duly organized, validly existing, and in good standing under the laws of the State of New York.

      (b) This Agreement constitutes the legal, valid, and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms. The Adviser has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

      (c) Neither the execution and delivery of this Agreement by the Adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

          (i) any provision of the Adviser's Articles of Incorporation or By-Laws;

          (ii) any  resolution   adopted  by  the  board  of  directors  or  the
               shareholders of the Adviser;

          (iii)any law, regulation or administrative or court order to which the Adviser may be subject; or

          (iv) the Advisory Agreement or any other contract to which the Adviser is a party or by which the Adviser may be bound.

      Except for the approval of the Board and of each Fund's shareholders as required by Section 15 of the 1940 Act, the Adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

      (d) The Adviser is registered with the SEC or is otherwise exempt from registration as an investment adviser under the Advisers Act and is registered or licensed or is otherwise exempt from registration or licensing as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

          (e) The Adviser has furnished to FIC true and complete copies of all the documents listed on Schedule 2 to this Agreement.

SECTION 3.        CONDITIONS TO AGREEMENT.

      FIC's and the Adviser's obligations under this Agreement are subject to the satisfaction of the following conditions precedent:

      (a) Receipt by FIC of satisfactory evidence that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the directors, who are not interested persons of FIC or the Adviser, cast in person at a meeting of the Board called for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of the Fund;

      (b) Receipt by FIC of copies of instructions from each Fund to its custodian designating the persons specified by FIC as "Authorized Persons" under the Fund's custody agreement and the custodian's agreement to provide such persons with cash balances and similar information necessary to manage each Fund;

      (c) The Company's execution and delivery of a limited power of attorney in favor of FIC, in a form mutually acceptable to FIC, the Adviser and the Board;

      (d) Receipt by FIC and the Adviser of an endorsement adding the Funds as named insureds to FIC's Money Market Net Asset Value Guaranty Policy at the Funds' expense;

      (e) Receipt by FIC of Board resolutions adopting all procedures and guidelines listed on Schedule 3 to this Agreement and identified as required by Rule 2a-7 or any other exemptive rule or order that is or will become applicable to any Fund;

     (f) Receipt by FIC of complete copies of all other policies procedures, guidelines, and codes listed on Schedule 2 to this Agreement; and

      (g) Any other documents, certificates or other instruments that FIC or the Adviser may reasonably request from the Fund.

SECTION 4.        COMPENSATION.

      For the services provided under this Agreement, the Adviser shall pay to FIC an annual fee equal to the percentage(s) of a Fund's average daily net assets set forth opposite such Fund's name on Schedule 1. Such fee accrues daily and shall be paid monthly. If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 5.        INFORMATION AND REPORTS.

      (a) The Adviser shall promptly notify FIC of any (i) change in the Advisory Agreement or (ii) material change in any of the investment objectives, policies, limitations, guidelines or procedures set forth in the documents listed on Schedules 2 and 3 to this Agreement, and shall provide FIC with copies of any such modified document; provided, however, that the Adviser shall provide FIC with such notice at least fifteen days in advance of any proposed change in an objective, policy, limitation, guideline or procedure specified in paragraphs(a) and (b) of Section 1.

      (b) The Adviser shall also provide FIC with a list, to the best of the Adviser's knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and shall promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.

      (c) FIC shall maintain separate books and detailed records of all matters pertaining to all securities transactions on behalf of each Fund hereunder as required by the 1940 Act, the Advisers Act, or as reasonably requested in writing by the Adviser (a "Fund's Books and Records"). Each Fund's Books and Records shall be available to the Adviser at any time upon reasonable request and shall be available for telecopying to the Adviser during any day that a Fund is open for business.

      (d) From time to time as the Adviser or the Board may reasonably request, FIC shall furnish to the Adviser and to the Board, reports of portfolio transactions and reports on Securities held by a Fund, and such other reports regarding FIC's management of any Fund as the Adviser or the Board may reasonably request, all in such detail and form as the Adviser, the Board, and FIC mutually agree. FIC will also inform the Adviser and the Board on a current basis of changes in the investment strategy or in the portfolio manager(s) for any Fund.

SECTION 6.        NONEXCLUSIVE AGREEMENT; ALLOCATION OF TRANSACTIONS.

      (a) The investment management services provided by FIC hereunder are not to be deemed to be exclusive, and nothing in this Agreement shall prohibit FIC from rendering similar services to other advisers, investment companies, and other types of clients. The Adviser and the Company acknowledge that the investment objectives of the Fund and those of other FIC clients may be similar and that the investment performance of the respective portfolios of these clients and the Funds may differ.

      (b) To the extent consistent with applicable law, FIC may aggregate purchase or sell orders for a Fund with contemporaneous purchase or sell orders of other clients of FIC or its affiliated persons. In such event, allocation of the Securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by FIC in the manner FIC considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

      (c) FIC will place orders with or through such banks, brokers, dealers, futures commission merchants and other firms ("Brokers") in accordance with the policy regarding brokerage set forth in a Fund's registration statement or as the Board may direct from time to time. Bearing in mind a Fund's best interest at all times, FIC shall use its best efforts to obtain the most favorable price and execution for the Fund's transactions available, considering all factors FIC deems relevant, including by way of illustration, the size of the transaction, the nature of the market for the security and the difficulty expected to be encountered in executing the transaction, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the Broker involved and the quality of service rendered by the Broker in other transactions. Subject to such policies as the Board may determine, FIC shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund to pay a Broker that provides brokerage and research services to FIC or the Adviser (or to their respective affiliated persons) an amount of commission for effecting a Fund's transaction that is greater than the amount of commission that another Broker would have charged for effecting that transaction. FIC may enter into transactions on behalf of a Fund with Brokers that are affiliated persons of FIC, provided such transactions are exempt from the provisions of Sections 17(a), (d) and (e) of the 1940 Act. The Company agrees that any change in the policies referred to in this paragraph shall be subject to the proviso in Section 5(a) of this Agreement.

SECTION 7.        FUND EXPENSES.

      FIC shall bear its own costs of providing services hereunder; provided that, nothing in this Agreement shall require FIC to pay, and each Fund shall pay or reimburse FIC for, all of the Fund's own expenses and its allocable share of the Company's expenses incurred in managing its portfolio of Securities, including all commissions, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses. Each Fund shall promptly reimburse FIC for any expense as may be reasonably incurred by FIC on behalf of the Fund; provided, however, that FIC shall not incur any extraordinary expense on behalf of the Fund without the prior written consent of the Adviser. FIC shall keep and provide to the Company and the Adviser adequate records of all expenses incurred by FIC on behalf of the Fund.

SECTION 8.        LIMITATION OF LIABILITY.

      (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of FIC, or of reckless disregard by FIC of its obligations and duties hereunder, FIC shall not be subject to any liability to the Adviser, the Fund, the Company, any shareholder of the Fund, or to any person, firm or organization. Without limiting the foregoing, FIC shall not have any liability whatsoever for any investment losses incurred by a Fund, or arising from transactions by a Fund, prior to the date on which FIC assumes responsibility for the management of the Fund's portfolio.

      (b) The Adviser, the Company, and the Fund are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of FIC and agree that the obligations assumed by FIC pursuant to this Agreement shall be limited in any case to FIC and its assets and the Adviser, the Company, and the Fund shall not seek satisfaction of any such obligation from the shareholders of FIC, the Trustees of FIC, officers, employees or agents of FIC, or any of them.

SECTION 9.        PRICING.

      The Adviser, the Company and the Fund hereby acknowledge that FIC is not responsible for pricing portfolio Securities, and that the Adviser and FIC will rely on the Amortized Cost Procedures listed in Schedule 3.

SECTION 10. TERM.

      This Agreement shall begin as of the date of its execution and shall continue in effect for a period of two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by a Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by the Adviser or FIC at any time, without the payment of any penalty, on not less than 60 days' written notice to the other parties. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement. In the event of termination, FIC shall immediately cease all activity on behalf of the Fund and with respect to its Securities, except as expressly directed by the Adviser. In addition, FIC shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule, and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of managing the Fund's portfolio of Securities to any successor of FIC, including the Adviser. Any reasonable third party expenses incurred in connection with the termination shall be paid by the Fund. Termination of the Agreement shall not relieve the Fund, the Adviser or FIC of any liability previously incurred hereunder.

SECTION 11. GENERAL PROVISIONS

      SECTION 11.1.     NOTICES

      All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

           FIC:   Federated Investment Counseling
                  1001 Liberty Avenue
                  Pittsburgh, Pennsylvania 15222-3779
                  Attention:  Carol Kayworth
                  Facsimile No.:  (412) 288-8230

       Adviser:   Manufacturers Traders & Trust Company
                  One M&T Plaza
                  Buffalo, New York 14203
                  Attention:  Robert J. Truesdell
                  Facsimile No.:  (716) 842-5894

       Company:   Vision Group of Funds, Inc.
                  5800 Corporate Drive
                  Pittsburgh, Pennsylvania  15237-7010
                  Attention:  Secretary
                  Facsimile No.:  (412) 288-8141

      SECTION 11.2.     FURTHER ASSURANCES

      The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

      SECTION 11.3.     WAIVER

      The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

      SECTION 11.4.     ENTIRE AGREEMENT AND MODIFICATION

      This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

      SECTION 11.5.     ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

      Subject to Section 10, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

      SECTION 11.6.     SEVERABILITY

      If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      SECTION 11.7.     SECTION HEADINGS, CONSTRUCTION

      The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms. Any terms defined in the 1940 Act, and not otherwise defined in this Agreement, are used with the same meaning in this Agreement.

      SECTION 11.8.     GOVERNING LAW

      This Agreement will be governed by the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles.

      SECTION 11.9.     COUNTERPARTS

      This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


MANUFACTURERS AND TRADERS TRUST       FEDERATED INVESTMENT COUNSELING
   COMPANY

   By:                                   By:
 Name:                                 Name:
Title:                                Title:

THE VISION GROUP OF FUNDS, INC.

   By:
 Name:
Title:

                     SCHEDULE 1 - FUNDS AND SUBADVISORY FEES

             Name of Series                Subadvisory
                                               Fees

Vision New York Tax-Free Money Market
Fund                                           .20%
-  first $100 million average daily net        .18%
assets                                         .15%
-  next $100 million average daily net
assets
-  average daily net assets over $200
million

                         SCHEDULE 2 - FUND DOCUMENTATION


1.  Company's Articles of Incorporation and Bylaws.

2. Currently effective registration statement for each class of each Fund's shares and any pending amendments to such registration statement.

3. Any supplements to any prospectus or statement of additional information for any class of any Fund's shares.

4. Custody Agreement between the Company and State Street Bank and Trust Company, as Custodian for each Fund's securities, including information as to:
       each Fund's nominee,
       the Federal tax identification numbers of each Fund and its nominee, all routing, bank, participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of Securities to each Fund's accounts at the Custodian, the name, address, phone and fax number of the Custodian's employees responsible for each Fund's accounts, and each Fund's pricing service and contact persons.

5. All SEC exemptive orders applicable to any Fund, and all procedures and guidelines adopted by the Board under the terms of such orders.

6. All procedures and guidelines adopted by the Board or the Adviser regarding: Transactions with affiliated persons,
       Evaluating the liquidity of securities, including restricted securities, municipal leases and stripped U.S. government securities, Segregation of liquid assets in connection with firm commitments and standby commitments, Derivative contracts and securities, Rule 10f-3 (relating to affiliated underwriting syndicates), Rule 17a-7 (relating to interfund transactions), Rule 17e-1 (relating to transactions with affiliated Brokers), and Release No. IC-22362 (granting exemptions for investments in money market funds).

7. Any master agreements that the Company has entered into on behalf of any Fund, including: Master Repurchase Agreement, Master Futures and Options Agreements, Master Foreign Exchange Netting Agreements, and Master Swap Agreements.

8. CFTC Rule 4.5 letter.

9. Schedule of the current year's Board meetings, and any reports needed by the Board.

10. Names, addresses, phone numbers and contacts for entities responsible for performance calculations.

                      SCHEDULE 3 - SUBADVISER DOCUMENTATION


1. Part II of FIC's Form ADV most recently filed with the SEC.

2. Guidelines and procedures required by Rule 2a-7, consisting of: Forms of resolutions authorizing use of the amortized cost method, Amortized Cost Procedures, and Federated Investment Adviser Guidelines

3. Procedures and checklists required by the following exemptive rules and orders under the 1940 Act: Rule 17f-4 (relating to securities held in securities depositories), Rule 17j-1 (relating to a code of ethics), and Release No. IC-19816 (granting exemptions for transactions with "affiliated banks").

4. Policies regarding the allocation of securities among clients with common investment objectives.

             PROPOSED FORM OF INVESTMENT ADVISORY CONTRACT-EXHIBIT B


     This Contract is made this 1st day of September 1998, between MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T Bank"), a New York state bank and trust company, having its principal place of business in Buffalo, New York (the "Adviser"), and VISION GROUP OF FUNDS, INC., a Maryland corporation having its principal place of business in Pittsburgh, Pennsylvania (the "Corporation").

     WHEREAS the Corporation is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), and is registered as such with the Securities and Exchange Commission; and

     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Corporation hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Corporation which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Directors of the Corporation, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Articles of Incorporation and By-Laws of the Corporation and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

     3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Corporation expenses, including, without limitation, the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Corporation and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Corporation to indemnify its officers and Directors and agents with respect thereto.

     4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Directors as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Directors and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Directors of the Corporation or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations (including a sub-adviser) at its own cost and expense as it shall determine in order to assist it in carrying out this Contract, subject to any approval required under the 1940 Act. Notwithstanding the foregoing, the Adviser shall be liable to the Corporation for the acts and omissions of any sub-investment adviser to the extent that such sub-investment adviser is liable to the Adviser for such acts or omissions under any sub-advisory agreement.

     10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Corporation or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Contract or interested persons of any such party to this Contract (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, to the extent required by the 1940 Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Corporation (or any Fund). The Corporation agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Corporation.

     13. The parties hereto acknowledge that M&T Bank has reserved the right to grant the non-exclusive use of the name "Vision" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Corporation and one or more of the Funds the use of the name "Vision." The parties also acknowledge that the investment management services furnished by the Adviser are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

     16. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Corporation are the property of the Corporation and further agrees to surrender promptly to the Corporation any of such records upon the Corporation's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act the records required to be maintained under the 1940 Act.


MANUFACTURERS AND TRADERS TRUST COMPANY



By:

Name:

Title:




VISION GROUP OF FUNDS, INC.



By:

Name:

Title:

                                    EXHIBIT A
                                     to the
                          Investment Advisory Contract

                   Vision New York Tax-Free Money Market Fund

     For all services rendered by Adviser hereunder, the above-named Fund(s) of the Corporation shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund(s).

     The portion of the fee based upon the average daily net assets of the Fund(s) shall be accrued at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund(s).

     The advisory fee so accrued shall be accrued daily and paid to the Adviser monthly.

     Witness the due execution hereof this 1st day of September, 1998.



MANUFACTURERS AND TRADERS TRUST COMPANY



By:

Name:

Title:




VISION GROUP OF FUNDS, INC.



By:

Name:

Title:

                CURRENT INVESTMENT ADVISORY AGREEMENT - EXHIBIT C



                           VISION GROUP OF FUNDS, INC.

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of April 25, 1988 between VISION GROUP OF FUNDS, INC., a Maryland corporation (the "Fund"), and M&T BANK, a national banking association with its principal offices in Buffalo, New York (the "Investment Adviser").

      WHEREAS, the Fund is registered as an open-end, diversified, management company under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Fund desires to retain the Investment Adviser to furnish investment advisory and administrative services with respect to each of the portfolios offered by the Fund, and the Investment Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Investment Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Delivery of Documents. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

                  (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of Maryland on February 23, 1988, and all amendments thereto;

                  (b) The Fund's By-Laws and amendments thereto, as presently in effect and as they shall from time to time be amended (the "By-Laws");

                  (c) Resolutions of the Fund's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

                  (d) The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on March 14, 1988;

                  (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") (File No. 33-20673) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                  (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

      The Fund will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

      3. Management. Subject to the supervision of the Fund's Board of Directors, the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the portfolio. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Fund's Board of Directors. The Investment Adviser further agrees that it:

            (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

            (b) will not make loans to any persons for the purpose of purchasing Fund shares or make loans to the Fund;

            (c) will place orders pursuant to the investment determinations for the Fund either directly with the issuer or with a broker or dealer. In placing orders with brokers and dealers the Investment Adviser will attempt, under the circumstances, to obtain the execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Fairfield Group, Inc., M&T Bank, or any affiliated person of either the Fund, the Fairfield Group, Inc., or M&T Bank.

            (d) will, together with any sub-advisers, maintain all books and records with respect to the Fund's securities transactions and will furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

            (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund; and

            (f) will maintain its policy and practice of conducting its Trust Investment Division independently of its Commercial Department. In making investment recommendations of the Fund, Trust Division personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Fund; and

            (g) will not purchase shares of the Fund for itself.

      4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

      5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

      6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

      7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the initial public sale of shares of the Fund, the Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .50% of the average net assets held by the Fund.

            If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable to the Investment Adviser hereunder to the aggregate fees otherwise payable to the Investment Adviser hereunder and to Fairfield Group, Inc. under an Administration Agreement between it and the Fund. The obligation of the Investment Adviser to reimburse the Fund hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Fund so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

      8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with he performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Investment Adviser shall be liable to the Fund for the acts and omissions of any sub-investment adviser to the extent that such sub-investment adviser is liable to the Investment Adviser for such acts or omission under any sub-advisory agreement.

      9. Duration and Termination. This Agreement becomes effective April 25, 1988, provided that it shall have been approved by the shareholders of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until April 25, 1990. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on April 25th each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

      10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

      11. Severability. In the event that his Agreement is not approved by the majority of the outstanding voting securities of a portfolio of the Fund, such disapproval shall not render this Agreement invalid or unenforceable with respect to other portfolios of the Fund for which shareholder approval of this Agreement has been obtained.

      12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date and year first above written.

                                    VISION GROUP OF FUNDS, INC.

                                    By:  /s/ Francis J. Bruzda
                                       As its President


                                    M&T BANK

                                    By:  /s/ William J. Newman
                                       As its Chief Investment Officer and
                                       Senior Vice President







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                                [Account Number]
                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

           Proxy for Special Meeting of Shareholders - August 21, 1998


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Vision New York Tax-Free Money Market Fund (the "Fund"), a portfolio of Vision Group of Funds, Inc. (the "Corporation") hereby appoint Victor R. Siclari, C. Todd Gibson, Patricia F. Conner, Leanne C. O'Brien and Cristina Rice, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Vision New York Tax-Free Money Market Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held on August 21, 1998, at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned, on the approval of, each other. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISION GROUP OF FUNDS, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.


     Proposal 1 To approve a Subadvisory Agreement among the Fund, Manufacturers and Traders Trust Company ("M&T Bank"), and Federated Investment Counseling

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 2 To approve a new Investment Advisory Contract between M&T Bank and the Fund

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 3 To approve revisions to the Fund's fundamental investment policy on selling short and buying on margin

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 4 To approve revisions to the Fund's fundamental investment policy on issuing senior securities and borrowing money

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


     Proposal 5 To approve revisions to the Fund's fundamental investment policy on pledging securities

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 6 To approve revisions to the Fund's fundamental investment policy on commodities, commodity contract, or real estate

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 7 To approve revisions to the Fund's fundamental investment policy on underwriting

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 8 To approve revisions to the Fund's fundamental investment policy on diversification of investments

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 9 To approve revisions to the Fund's fundamental investment policy on concentration of investments

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 10 To approve amending and changing from fundamental to a non-fundamental investment policy the Fund's ability to invest in the securities of other investment companies
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 11 To approve amending and changing from fundamental to a non-fundamental investment policy the Fund's ability to invest in illiquid securities and restricted securities
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 12(a) To approve reclassifying from fundamental to non-fundamental the Fund's investment policies regarding temporary investments

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 12(b) To approve reclassifying from fundamental to non-fundamental the Fund's investment policies regarding when-issued and delayed delivery transactions
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 12(c) To approve reclassifying from fundamental to non-fundamental the Fund's investment policies regarding credit enhancement

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 12(d) To approve reclassifying from fundamental to non-fundamental the Fund's investment policies regarding dealing in puts and calls

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

     Proposal 12(e) To approve reclassifying from fundamental to non-fundamental the Fund's investment policies regarding purchasing securities to exercise control

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 13 To amend and to change from fundamental to non-fundamental the Fund's investment policy regarding credit guidelines FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 14 To approve the deletion of the Fund's fundamental investment policy on investing in new issuers
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 15 To approve the deletion of the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and
            Directors of the Corporation
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 16 To approve the deletion of the Fund's fundamental investment policy on voting securities and revenue bonds FOR [ ] AGAINST [ ] ABSTAIN [ ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return                    ________________________
this card as soon as possible.                                       Date
Mark with an X in the box.
Shareholders may also vote by touch ________________________ tone phone by calling 1-800-690-6903.
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)